THE GABELLI UTILITIES FUND

                              FIRST QUARTER REPORT
                                 MARCH 31, 2001

                                          [Photo of Timothy P. O'Brien omitted.]

                                                         Timothy P. O'Brien, CFA

TO OUR SHAREHOLDERS,

      The first quarter of 2001 was challenging to say the least. In January, utility stocks plunged over 15% by mid-month before staging a partial recovery. The woes of the California utilities continue to weigh heavily on utility shares. California's political leadership wasted precious time, and we are now moving into the summer season of peak demand with the utility companies in precarious financial condition and with wholesale markets in complete disarray. With retail rates belatedly increased, but still uncoupled from volatile wholesale markets while market-based wholesale rates continue to rise, it seems that 2001 is likely to be even worse than last year. Snowpack in the Pacific Northwest is 60% of normal, and hydroelectric power resources were further depleted by the Clinton Administration's efforts to buy time for the California politicians to craft a long-term solution. Unfortunately, the California politicians talked a lot but accomplished little. In April, the Pacific Gas and Electric Company filed for reorganization under Chapter 11. Southern California Edison reached agreement with Governor Davis for a restructuring out of bankruptcy that, if adopted by the legislature, should preserve Edison's viability. Time is short and legislation needs to be adopted quickly, however. Because of the depletion of hydro resources combined with tight regional wholesale power markets, wholesale prices in the West this year are likely to be up over 20% from the summer 2000 season.

      The California fiasco has utterly discredited the disaggregation model for deregulation of power supply, which involves the divestiture of utility generation assets. Because most states have already implemented plans to deregulate generation, however, it is too late to halt the move towards competitive wholesale power markets, nor would it be wise to try. In spite of the California experience, this is ultimately a good thing for customers and, we believe, for investors.

      The unsettled wholesale power market is causing utility companies to face greater regulatory scrutiny and pressure, and is partly responsible, in our opinion, for the extreme difficulty that utility companies are having in completing utility mergers and acquisitions. The Consolidated Edison/Northeast Utilities merger collapsed in the first quarter, while DTE Energy's acquisition of MCN Energy was renegotiated to a lower price. In March it became clear that the FPL/Entergy merger was in trouble, and early in April the companies called it off. It seems likely that the pace of utility consolidation is going to slow down this year from the breakneck pace of 1998 to 2000.

      The tight wholesale power markets are good news for wholesale generators and for natural gas suppliers, both well-represented in the Gabelli Utilities Fund (the "Fund").

INVESTMENT RESULTS (a)

---------------------------------------------------------------------------------------------------------------------------
                                                                      Quarter
                                                  ---------------------------------------------
                                                    1st         2nd          3rd          4th          Year
                                                    ---         ---          ---          ---          ----
  2001:   Net Asset Value .....................   $11.02        --           --           --             --
          Total Return                             (4.2)%       --           --           --             --
---------------------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value .....................   $11.76      $10.88      $12.08        $11.72        $11.72
          Total Return ........................    10.0%       (5.7)%      13.1%         (0.8)%        16.4%
---------------------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value .....................      --         --        $10.01        $10.89        $10.89
          Total Return ........................      --         --          0.1%(b)      22.1%         22.3%(b)
---------------------------------------------------------------------------------------------------------------------------



              ----------------------------------------------------
                   Average Annual Returns - March 31, 2001 (a)
                   -------------------------------------------
                   1 Year ...........................    1.39%
                   Life of Fund (b) .................   21.62%
              ----------------------------------------------------

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 31, 1999.

---------------------------------------------------------------------------------------------------------------------------

      The climate for telecommunications companies is dismal almost beyond belief. Competitive local exchange companies ("CLEC"s) like ICG Communications and Winstar went toe-to-toe with the incumbent local exchange carriers, and the incumbents won hands down. CLECs like E-Spire followed ICG Communications and GST Telecom down the rocky road to bankruptcy, and others are likely to follow. The Regional Bell companies enjoyed advantages of ubiquity, solvency and incumbency that proved insurmountable for the challengers under a Democratic administration, and the Bells are likely to do even better under the new Republican administration. We like the Bells and the Fund owns all three of them. While the stocks have performed poorly this year so far due to weak earnings relative to expectations, they are likely to do better as investors seek safe havens with reasonable valuations and respectable earnings growth.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2001 the Fund's total return fell 4.17%. The Standard & Poor's ("S&P") Utility Index and Lipper Utility Fund Average declined 7.08% and 6.64%, respectively, over the same period. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 1.39% over the trailing twelve-month period. The S&P Utility Index rose 37.27% while the Lipper Utility Fund Average fell 5.64%, over the same twelve-month period. Since inception on August 31, 1999 through March 31, 2001, the Fund had a cumulative total return of 36.40%, which equates to an average annual total return of 21.62%.

OUR APPROACH

      There are nearly 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need from the standpoint of economic efficiency. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The big companies feel the need to get bigger, and the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry has remained so fragmented. Our investments in regulated utility companies have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are likely acquisition targets for large utilities seeking to bulk up. We also like the beneficiaries of developing trends. This has led to our ongoing focus on incumbent local telecommunication companies, natural gas pipelines and storage operators, and wholesale electric generators, another group that is in our opinion increasingly ripe for consolidation.

COMMENTARY

In our view, the major investment theme for electric, gas and telephone utilities can be summed up in two words: size matters. Electric generators with a large and geographically diverse portfolio of generating plants can trade around their structural long positions to enhance returns while avoiding the risk of asset concentration in a single market that experiences a hiccup, as all markets do from time to time. Electric, gas and telephone distribution companies can spread their substantial fixed costs over a larger base of customers, and see the cost per customer decline, enhancing earnings while reducing prices. The current unsettled market conditions are likely to cause the consolidation activity seen over the past several years to slow, but the underlying economics continue to point to continuing merger and acquisition activity over time. We are in the eye of the hurricane, and the winds are going to blow again once we have waited out the current lull.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BELLSOUTH CORP. (BLS - $40.92 - NYSE) is the incumbent local exchange carrier serving most of the southeastern U.S. The stock has been held back by investor concern that BellSouth is contemplating a significant domestic acquisition, which we doubt, and by valuation issues in relation to the company's lowered EPS growth expectations. The lower earnings guidance was in part due to nonrecurring factors, and also due to the acceleration of the company's digital subscriber line rollout, which will inflate expenses in the near term. BellSouth's management has shown its aversion to dilution over many years, which gives us some comfort about the company's acquisition plans. The stock trades at 17.4 times this year's estimate of $2.35. Estimates for this year have come down from $2.55-2.60 over the past several months.

DYNEGY INC. (DYN - $51.01- NYSE) is a diversified energy company with major operations in electricity generation and distribution and natural gas processing and marketing. EPS have risen rapidly as the company has built its asset base and generated additional revenues and profits through asset-backed trading of electricity and natural gas. The company is expected to earn $1.85 in 2001 and $2.20 in 2002. The stock has come under pressure due to its exposure to the California wholesale market and the bankruptcy of a major California electric utility.

EL PASO ENERGY CORP. (EPG - $65.30 - NYSE) is the largest U.S. natural gas pipeline with substantial natural gas exploration, production and midstream assets. The company also is deeply involved in competitive wholesale electricity generation and trading of electricity and gas. The company has telecommunications operations in the early stages of development. Over time, El Paso Energy is coming to look more like Enron Corp. (ENE - $58.10 - NYSE). It trades at a fraction of Enron's multiple, however, while growing its EPS at least as fast. The company has been sued for allegedly rigging the natural gas supply market in California. We doubt that the company will be found guilty in the event that this litigation makes it to trial, and the stock is likely to rally as the litigation-related overhang eases. Estimates for El Paso Energy are $3.25 for 2001 and $3.90 for 2002. These numbers will be low if, as we expect, average U.S. natural gas prices stay above $3.50 per mcf.

MCN ENERGY GROUP INC. (MCN - $25.80 - NYSE) is a large natural gas distribution utility serving southeastern Michigan. MCN was under an agreement to be acquired by DTE Energy Co. (DTE - $39.80 - NYSE) for $28.50 in cash and stock. During the first quarter, DTE renegotiated its bid down to $24 following regulatory delays to closing and MCN's inability to hit operational targets. The damage to MCN's stock price was mitigated by a sharp rise in DTE's share price, which pulled MCN up despite the reduced exchange ratio. Regulatory issues are now largely resolved, and the companies are anticipating closing the deal in the June/July timeframe.

NIAGARA MOHAWK HOLDINGS INC. (NMK - $16.90 - NYSE) agreed to be acquired by the National Grid Group (NGG - $38.00 - NYSE) of the United Kingdom in August 2000 for $19 per share in cash and stock. The acquisition is expected to close by the end of 2001, although the Grid is pushing hard to move up the closing date. The company's revenue growth prospects are minimal, but its operations are inefficient and its cost structure is bloated. The Grid expects to be able to reduce Niagara Mohawk's cost base by 10%, or $90 million. Assuming that the Grid attains its cost reduction targets, which we think are readily attainable, the acquisition will be accretive to the Grid's EPS in the first year.

RGS ENERGY GROUP INC. (RGS - $37.00 - NYSE) is a small electric and gas utility serving metropolitan Rochester, NY, a city that is the economic hub of upstate New York. In February 2001, RGS agreed to be acquired by Energy East Corp. (EAS
- $17.35 - NYSE), its upstate neighbor, for $39.50 per share. We support this deal. RGS got a good premium for its shareholders while mitigating lingering concerns about the deteriorating outlook for major industrial customers, including Xerox and Eastman Kodak. Energy East is paying a reasonable multiple and is acquiring a company with increasingly valuable and strategic generation assets and a service territory that presents ample scope for cost reduction over time. Well done to both management teams.

SBC COMMUNICATIONS INC. (SBC - $44.63 - NYSE) is one of the largest incumbent local exchange carriers. The stock has been weighed down by estimate reductions following the Ameritech acquisition, mounting concerns about the impact of California's economic slowdown, and valuation concerns related to moderating EPS growth. Offsetting these concerns to investors are the stock's appeal as a relatively safe and liquid issue. SBC is expected to earn $2.45 this year, which is below company guidance, and $2.60 in 2002.

XCEL ENERGY INC. (XEL - $30.11 - NYSE) was formed by the merger of New Century Energy, which serves customers in several Southwestern states, with Northern States Power, a major Minnesota and Wisconsin utility. New Century and Northern States were both financially strong companies with respected management teams, and the combined company is even better. Xcel has a publicly traded wholesale generating company, NRG Energy Inc. (NRG - $36.40 - NYSE), which trades at a substantially higher multiple than utility stocks generally do. Xcel's holding of NRG stock is worth about $10 per Xcel share at current prices. In a couple of years, the company is likely to spin off NRG to shareholders, which should highlight the unrealized value in the residual utility company. Xcel is expected to earn $2.20 this year and $2.40 in 2002, as NRG's EPS grow 25% while the regulated utility operations grow 4% to 6%.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                              WHO                  WHEN
                              ---                  ----
      Special Chats:          Mario Gabelli        First Monday of each month
                              Howard Ward          First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                              MAY                  JUNE               JULY
                              ---                  ----               ----
      1st Wednesday           Ivan Arteaga         Hart Woodson       July 4th - Holiday
      2nd Wednesday           Walter Walsh         Kellie Stark       Charles Minter
      3rd Wednesday           Jeff Fahrenbruch     Ivan Arteaga       Walter Walsh
      4th Wednesday           Tim O'Brien          Barbara Marcin     Barbara Marcin
      5th Wednesday           Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABUX. Please call us during the business day for further information.

                                                   Sincerely,
                                                   /s/ SIGNATURE
                                                   TIMOTHY P. O'BRIEN, CFA
                                                   Portfolio Manager
April 16, 2001

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI UTILITIES FUND
PORTFOLIO OF INVESTMENTS-- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
    SHARES                                                              VALUE
    ------                                                             --------
                  COMMON STOCKS -- 93.1%
                  ENERGY AND UTILITIES: ELECTRIC -- 34.7%
    10,000        AES Corp.+ .................................        $  499,600
     6,000        Calpine Corp.+ .............................           330,420
     5,000        Cinergy Corp. ..............................           167,750
     6,000        DPL Inc. ...................................           168,600
    12,000        DTE Energy Co. .............................           477,600
     8,000        Edison International .......................           101,120
     2,000        Kansas City Power & Light Co. ..............            49,200
     1,000        Maine Public Service Co. ...................            26,200
    38,000        Niagara Mohawk Holdings Inc.+ ..............           642,200
    20,000        Scottish & Southern Energy plc .............           176,719
    12,000        Southern Co. ...............................           421,080
    15,000        Teco Energy Inc. ...........................           449,400
    20,000        Xcel Energy Inc. ...........................           602,200
                                                                      ----------
                                                                       4,112,089
                                                                      ----------
                  ENERGY AND UTILITIES: INTEGRATED -- 16.9%
     8,000        CONSTELLATION ENERGY GROUP .................           352,800
     8,000        Entergy Corp. ..............................           304,000
    10,000        NiSource Inc. ..............................           311,200
     8,000        PG&E Corp. .................................            99,600
    19,500        RGS Energy Group Inc. ......................           721,500
    10,000        Wisconsin Energy Corp. .....................           215,800
                                                                      ----------
                                                                       2,004,900
                                                                      ----------
                  ENERGY AND UTILITIES: NATURAL GAS -- 23.9%
    11,500        Dynegy Inc., Cl. A .........................           586,615
    17,110        El Paso Corp. ..............................         1,117,283
     1,500        Enron Corp. ................................            87,150
    23,900        MCN Energy Group Inc. ......................           616,620
     8,000        National Fuel Gas Co. ......................           428,640
                                                                      ----------
                                                                       2,836,308
                                                                      ----------

                                                                        MARKET
    SHARES                                                              VALUE
    ------                                                             --------

                  FINANCIAL SERVICES -- 2.2%
     5,000        Allmerica Financial Corp. ..................        $  259,450
                                                                      ----------
                  TELECOMMUNICATIONS: LOCAL -- 14.5%
    15,700        BellSouth Corp. ............................           642,444
    13,000        Sbc Communications Inc. ....................           580,190
    10,000        Verizon Communications .....................           493,000
                                                                      ----------
                                                                       1,715,634
                                                                      ----------
                  WIRELESS COMMUNICATIONS -- 0.9%
     6,000        SPRINT CORP. (PCS GROUP)+ ..................           114,000
                                                                      ----------
                  TOTAL COMMON STOCKS ........................        11,042,381
                                                                      ----------

                  PREFERRED STOCKS -- 0.9%
                  ENERGY AND UTILITIES: INTEGRATED -- 0.9%
     1,500        Mirant Trust I, 6.25% Cv. Pfd., SER. A .....           111,750
                                                                      ----------
 PRINCIPAL
   AMOUNT
   ------

                  U.S. GOVERNMENT OBLIGATIONS -- 5.9%
  $703,000        U.S. Treasury Bills,
                    4.83% TO 5.01%++,
                    due 04/19/01 TO 05/03/01                             701,162
                                                                  --------------
                  TOTAL INVESTMENTS -- 99.9%
                  (Cost $10,606,462)                                  11,855,293
                  OTHER ASSETS AND LIABILITIES (NET) -- 0.1%               7,038
                                                                  --------------
                  NET ASSETS -- 100.0%                               $11,862,331
                                                                  ==============

------------------------
+  NON-INCOME PRODUCING SECURITY.
++ REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2001
                                 --------------
El Paso Corp.                               Xcel Energy Inc.
RGS Energy Group Inc.                       Dynegy Inc.
BellSouthCorp.                              SBC Communications Inc.
Niagara Mohawk Holdings Inc.                AESCorp.
MCN Energy Group Inc.                       Verizon Communications

--------------------------------------------------------------------------------

GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------


     WHO ARE WE?

     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     (bullet) INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     (bullet) INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

----------------------------------------------------------------------------------------------------------------
                            SCHEDULE OF DISTRIBUTIONS


Reinvestment Date     Per Share     Reinvestment Price    Reinvestment Date     Per Share     Reinvestment Price
-----------------     ---------     ------------------    -----------------     ---------     ------------------
December 27, 1999       $0.25              $10.89         August 29, 2000         $0.07              $11.15
January 27, 2000        $0.07              $10.70         September 27, 2000      $0.07              $11.96
February 25, 2000       $0.07              $10.85         October 27, 2000        $0.07              $11.47
March 29, 2000          $0.07              $11.82         November 28, 2000       $0.07              $11.76
April 26, 2000          $0.07              $11.19         December 27, 2000       $0.12              $11.73
May 26, 2000            $0.07              $10.64         January 29, 2001        $0.07              $11.24
June 28, 2000           $0.07              $11.12         February 26, 2001       $0.07              $11.13
July 27, 2000           $0.07              $10.73         March 28, 2001          $0.07              $10.74
----------------------------------------------------------------------------------------------------------------

                           THE GABELLI UTILITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES

Mario J. Gabelli, CFA                         Mary E. Hauck
CHAIRMAN AND CHIEF                            (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                            GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.                 MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                           Karl Otto Pohl
ATTORNEY-AT-LAW                               FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                     DEUTSCHE BUNDESBANK

Vincent D. Enright                            Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                  MEDICAL DIRECTOR
AND CHIEF FINANCIAL OFFICER                   LAWRENCE HOSPITAL
KEYSPAN ENERGY CORP.

                         OFFICERS AND PORTFOLIO MANAGER

Mario J. Gabelli, CFA                         Timothy P. O'Brien, CFA
PRESIDENT AND CHIEF                           PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert                               James E. McKee
VICE PRESIDENT AND TREASURER                  SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of the Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB470Q101SR

[Photo of Mario J. Gabelli omitted.]

THE
GABELLI
UTILITIES
FUND



                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2001